Amendment #1
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	By this Amendment, Duke University ("DUKE"), and CISTRON
Biotechnology, Inc. ("SPONSOR") agree to amend the terms of the Clinical Study and Research Agreement entered into by the parties effective September 1, 1998, ("Agreement") as follows:

1. The parties agree that Article 5, Period of Performance, is revised so that the research will be conducted in an ten-month period commencing on September 1, 1998, and concluding on or before June
30, 1999.

2. All other terms of the Agreement are unchanged and remain in full force and effect.



AGREED:

DUKE UNIVERSITY                          SPONSOR:

By: /s/RALPH SNYDERMAN, M.D.             By: /s/BRUCE C. GLATON
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       Ralph Snyderman, MD               Printed Name: Bruce C. Galton
   Chancellor for Health Affairs         Title: Chairman & CEO

Date executed: 12/18/98		Date executed: 12-16-98

Acknowledged:

/s/HERMAN F. STAATS
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   Herman F. Staats
   Principal Investigator